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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 28, 2005

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
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             (Exact name of registrant as specified in its charter)

           Delaware                   333-113636               20-0842986
 (State or Other Jurisdiction        (Commission             (I.R.S. Employer
------------------------------        ----------           --------------------
      of Incorporation)               File Number)          Identification No.)

383 Madison Avenue
New York, New York                                         10179
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    (Address of Principal                                (Zip Code)
      Executive Offices)

Registrant's telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        OTHER EVENTS.

         On or about February 28, 2005, the Registrant will cause the issuance and sale, among other things, of approximately $622,896,000 initial principal amount of Bear Stearns Asset Backed Securities I Trust 2005-HE2, Asset-Backed Certificates, Series 2005-HE2, Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the "Underwritten Certificates") pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2005, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee.

         In connection with the sale of the Underwritten Certificates, the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-113636, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01(c). FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)      FINANCIAL STATEMENTS.

              Not applicable.

              (b)      PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

              (c)      EXHIBITS


                ITEM 601(a) OF
                REGULATION S-K
EXHIBIT NO.       EXHIBIT NO.        DESCRIPTION
-----------       -----------        -----------
     1                99             Computational Materials--Computational
                                     Materials (as defined in Item 8.01) that have been provided by the Underwriters to certain prospective purchasers of Bear
                                     Stearns Asset Backed Securities I Trust
                                     2005-HE2, Asset-Backed Certificates, Series
                                     2005-HE2 (filed in paper pursuant to the automatic SEC exemption pursuant to Release
                                     33-7427, August 7, 1997)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    BEAR STEARNS ASSET BACKED SECURITIES I LLC

                                    By:  /s/ Baron Silverstein
                                        ---------------------------------
                                    Name:    Baron Silverstein
                                    Title:   Vice President

Dated: February 28, 2005


                                  EXHIBIT INDEX


                   Item 601(a) of                Sequentially
                   Regulation S-K                Numbered
Exhibit Number     Exhibit No.                   Description                    Page
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1                  99                            Computational Materials        Filed Manually